UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 30, 2014

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Energy XXI (Bermuda) Limited

(Exact name of registrant as specified in its charter)

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Bermuda	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street,
P.O. Box HM
1179, Hamilton HM EX, Bermuda

Registrant’s telephone number, including area code: (441) 295-2244

Not Applicable
Former name or former address, if changed since last report

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 30, 2014, Energy XXI (Bermuda) Limited (“EXXI”) and EPL Oil & Gas, Inc. (“EPL”) issued a joint press release announcing that the election deadline for EPL stockholders to elect the form of consideration they wish to receive in EPL’s proposed merger with Clyde Merger Sub, Inc., an indirect wholly owned subsidiary of EXXI, expired on May 30, 2014, at 5:00 p.m., Eastern Time (the “Election Deadline”).

Additionally, on June 2, 2014, EXXI and EPL issued a joint press release announcing the preliminary results of the merger consideration election made by EPL stockholders prior to the Election Deadline. Also on June 2, 2014, EXXI and EPL issued another joint press release confirming the final results of the merger consideration elections made by EPL stockholders prior to the Election Deadline.

For additional information concerning the foregoing, copies of the joint press releases are attached hereto as Exhibits 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Joint Press Release of Energy (XXI) Bermuda Limited and EPL Oil & Gas, Inc., dated May 30, 2014

99.2	Joint Press Release of Energy (XXI) Bermuda Limited and EPL Oil & Gas, Inc., dated June 2, 2014

99.3	Joint Press Release of Energy (XXI) Bermuda Limited and EPL Oil & Gas, Inc., dated June 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI (Bermuda) Limited

	By:	/s/ David West Griffin
David West Griffin
June 2, 2014		Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Joint Press Release of Energy (XXI) Bermuda Limited and EPL Oil & Gas, Inc., dated May 30, 2014

99.2	Joint Press Release of Energy (XXI) Bermuda Limited and EPL Oil & Gas, Inc., dated June 2, 2014

99.3	Joint Press Release of Energy (XXI) Bermuda Limited and EPL Oil & Gas, Inc., dated June 2, 2014